EXHIBIT 99.1

Media contact: Michael Drabenstott  Investor contact: Reid L. Heeren
               swb&r                                  First Colonial Group, Inc.
               (610) 866-0611                         (610) 746-7300
               (610) 417-0503 (cell)

                 First Colonial Group reports record net income
                    for fourth quarter of 2002 and full year

NAZARETH, Pa. -- First Colonial Group, Inc., the parent company of Nazareth National Bank, reported net income of $1,125,000 for the fourth quarter ended December 31, 2002, compared to net income of $903,000 for the same quarter of 2001, an increase of 24.6 percent. The $1,125,000 net income is a record for any quarter at the company and marks the third consecutive quarter of record net income.

         Basic net income per share in the fourth quarter of 2002 was $0.52, compared with $0.43 for the fourth quarter of 2001, a 20.9 percent increase. Diluted net income per share was $0.51, compared with $0.42 for the same quarter of 2001 respectively, a 21.4 percent increase.

         For the 12 months ended December 31, 2002, First Colonial Group also posted record net earnings of $3,998,000 ($1.85 per share basic, $1.82 per share diluted) compared with 2001 net earnings of $3,557,000 ($1.69 per share basic, $1.68 per share diluted), a 12.4 percent increase in net earnings.

         (Per share data have been restated to reflect the 5 percent stock dividends of June 2001 and June 2002.)

         The company's assets rose to $611,592,000 as of December 31, 2002. This represents an increase of 31.5 percent compared to assets of $465,144,000 as of December 31, 2001. In addition, assets grew 10.6 percent in the three months ended December 31, 2002, compared with $552,731,000 in assets on September 30, 2002.

         "Our continued growth has been fueled by several different areas - namely commercial lending, consumer core deposit growth, mortgage banking, and trust & wealth management," said Scott V. Fainor, president and chief executive officer. "While many banks are also seeing considerable mortgage-related activity in this low-interest-rate environment, we're especially pleased with new relationships we've developed in commercial banking and trust & wealth management. We believe they represent long-term, sustainable associations that form the cornerstone of a successful bank's customer base."

         Loans and deposits expanded significantly during 2002. As of December 31, 2002, loans totaled $255,844,000, a 13.3 percent increase compared with December 31, 2001, loans of $225,757,000. Deposits grew to $472,798,000 in the 12 months ended December 31, 2002, a 24.5 percent increase over the 2001 year-end total of $379,886,000.

         "We had an outstanding year by many measures," Fainor said. "Today, Nazareth National Bank is in a stronger position than it was 12 months ago. We believe we have created a firm foundation for the growth strategy that we will implement in 2003."

About First Colonial Group

First Colonial Group, Inc. (NASDAQ: FTCG) with assets more than $611 million as of December 31, 2002, operates a one-bank subsidiary, Nazareth National Bank. The Bank provides a wide variety of retail, wholesale and trust & wealth management services to individuals, businesses and institutions. Operating 17 branches in the counties of Northampton, Lehigh and Monroe the company is headquartered in Nazareth, Pa., and has been in continuous operation since June 25, 1897.

"Safe Harbor" Statement Under Private Securities Litigation Reform Act of 1995 The information contained in the Press Release and other financial reports may contain forward looking statements (such as defined in the Securities Exchange Act of 1934 and the regulations thereof), including without limitation, statements as to the future loan and deposit volumes, future expansion plans, allowance and provision for possible loan losses, future interest rates and their effect on the Company's financial conditions or the results of operations, the classification of the Company's investment portfolio, statements as to litigation and the amount of reserves, statements as to trends and other statements which are not historical facts or as to the Company's, the Bank's or management's intentions, plans, beliefs, expectations or opinions. Such forward looking statements are subject to risks and uncertainties, and may be affected by various factors which may cause actual results to differ materially from those in the forward looking statements including, without limitation, the effect of economic conditions and related uncertainties, the effect of interest rates on the Company and the Bank, Federal and state government regulation, competition, changes in accounting standards and policies, results of litigation, and other risks. These and other risks, uncertainties and other factors are discussed in the Company's most recent Annual Report on Form 10-K, Quarterly Report on form 10-Q and other filings with the Securities and Exchange Commission, copies of which may be obtained from the Company upon request and without charge (except for the exhibits thereto) or can be accessed at the website maintained by the SEC at http://www.sec.gov.


                                      # # #



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FIRST COLONIAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands) (Unaudited) At December 31,                                             2002               2001
-----------------------------------------------------------------------------------------------------------------------

ASSETS
    Total Cash and Cash Equivalents                                                        $ 22,741           $ 17,270
    Interest-Bearing Deposits With Banks                                                      5,002                919
    Investments Securities Held-to-Maturity
      (Fair Value:  2002 - $30,791; 2001 - $23,160)                                          30,297             23,004
    Investment Securities Available-for-Sale                                                283,481            181,302
    Mortgage Loans Held-for-Sale                                                              1,263              3,808
    Total Loans                                                                             255,844            225,757
    Less:  Allowance for Possible Loan Losses                                                (3,084)            (2,264)
                                                                                    ----------------   ----------------
    Net Loans                                                                               252,760            223,493
    Premises and Equipment, Net                                                               6,375              6,562
    Accrued Interest Income                                                                   3,142              2,888
    Other Real Estate Owned                                                                       -                 93
    Other Assets                                                                              6,531              5,805
                                                                                    ----------------   ----------------

      TOTAL ASSETS                                                                        $ 611,592          $ 465,144
                                                                                    ----------------   ----------------

LIABILITIES
    Deposits
      Non-Interest-Bearing Deposits                                                        $ 64,150           $ 57,931
      Interest-Bearing Deposits
        (Includes Certificates of Deposit in Excess
          of $100:  2002 - $4,019; 2001 - $11,592)                                          408,648            321,955
                                                                                    ----------------   ----------------
      Total Deposits                                                                        472,798            379,886

    Securities Sold Under Agreements to Repurchase                                            8,801              8,380
    Long-Term Debt                                                                           67,921             34,804
    Guaranteed Preferred Beneficial Interest in the
      Company's Subordinated Debentures                                                      15,000                ---
    Accrued Interest Payable                                                                  3,129              3,949
    Other Liabilities                                                                         3,629              2,799
                                                                                    ----------------   ----------------

      TOTAL LIABILITIES                                                                     571,278            429,818
                                                                                    ----------------   ----------------

SHAREHOLDERS' EQUITY
    Preferred Stock, Par Value $5.00 a share
      Authorized:  500,000 shares, none issued                                                  ---                ---

    Common Stock, Par Value $5.00 a share
      Authorized:  10,000,000 shares
      Issued: 2,217,971 shares in 2002 and 2,085,778 shares in 2001                          11,090             10,429
    Additional Paid-In Capital                                                               20,786             18,304
    Retained Earnings                                                                         8,430              8,581
    Less:  Treasury Stock at Cost:
      no shares in 2002 and 2,463 shares in 2001                                                ---                (59)
    Less: Deferred Stock Compensation:
      10,000 shares in 2002 and no shares in 2001                                              (220)               ---
    Employee Stock Ownership Plan Debt                                                       (1,093)            (1,235)
    Accumulated Other Comprehensive Income (Loss)                                             1,321               (694)
                                                                                    ----------------   ----------------

    TOTAL SHAREHOLDERS' EQUITY                                                               40,314             35,326
                                                                                    ----------------   ----------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                            $ 611,592          $ 465,144
                                                                                    ----------------   ----------------

-----------------------------------------------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.


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FIRST COLONIAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

-----------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, except per share data) (Unaudited)
  For the Year Ended December 31,                                         2002             2001             2000
-----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
     Interest and Fees on Loans                                       $ 17,452         $ 18,596         $ 18,116
     Interest on Investment Securities
       Taxable                                                           9,847            9,515            9,440
       Tax-Exempt                                                        2,074            1,756            1,567
     Interest on Deposits with Banks and
       Federal Funds Sold                                                  157              168              164
                                                                 --------------   --------------   --------------
         Total Interest Income                                          29,530           30,035           29,287
                                                                 --------------   --------------   --------------

INTEREST EXPENSE
     Interest on Deposits                                                9,723           11,521           11,414
     Interest on Short-Term Debt                                           189              459              588
     Interest on Long-Term  Debt                                         2,082            1,989            1,945
     Interest on Trust-Preferred Securities                                416                -                -
                                                                 --------------   --------------   --------------
         Total Interest Expense                                         12,410           13,969           13,947
                                                                 --------------   --------------   --------------

NET INTEREST INCOME                                                     17,120           16,066           15,340
Provision for Possible Loan Losses                                       1,541              580              375
                                                                 --------------   --------------   --------------

     Net Interest Income After Provision
       for Possible Loan Losses                                         15,579           15,486           14,965
                                                                 --------------   --------------   --------------

OTHER INCOME
     Trust Revenue                                                       1,197            1,287            1,245
     Service Charges on Deposit Accounts                                 2,586            2,335            2,019
     Investment Securities Gains, Net                                    1,253              929              174
     Gains on Sales of Mortgage Loans                                    1,122              346               59
     Other Operating Income                                                749              710              825
                                                                 --------------   --------------   --------------

         Total Other Income                                              6,907            5,607            4,322
                                                                 --------------   --------------   --------------

OTHER EXPENSES
     Salaries and Employee Benefits                                      9,055            8,224            7,437
     Net Occupancy and Equipment Expense                                 2,463            2,528            2,392
     Other Operating Expenses                                            6,093            5,976            7,116
                                                                 --------------   --------------   --------------

         Total Other Expenses                                           17,611           16,728           16,945
                                                                 --------------   --------------   --------------

Income Before Income Taxes                                               4,875            4,365            2,342
Income Taxes                                                               877              808              270
                                                                 --------------   --------------   --------------

NET INCOME                                                             $ 3,998          $ 3,557          $ 2,072
                                                                 ==============   ==============   ==============

PER SHARE DATA
     Net Income - Basic                                                 $ 1.85           $ 1.69           $ 0.99
     Net Income - Diluted                                               $ 1.82           $ 1.68           $ 0.99
     Cash Dividends                                                     $ 0.74           $ 0.70           $ 0.67

-----------------------------------------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.
